Exhibit 99.1

                      Joint Filer Information

Date of Event Requiring Statement:    November 13, 2006

Issuer Name and Ticker or
Trading Symbol:                       Celanese Corporation (CE)

Designated Filer:                     Blackstone Management Associates
                                        (Cayman) IV L.P.

Other Joint Filers:                   Blackstone Capital Partners (Cayman)
                                        IV L.P.,
                                      Blackstone Family Investment Partnership
                                        (Cayman) IV-A L.P.,
                                      Blackstone Capital Partners (Cayman)
                                        IV-A L.P., Blackstone
                                      Blackstone Chemical Coinvest Partners
                                        (Cayman) L.P.

Addresses:                            The principal business address of each of
                                      the Joint Filers above is
                                      c/o The Blackstone Group, 345 Park Avenue,
                                      New York, New York 10154

Signatures:                           Blackstone Capital Partners (Cayman)
                                        IV L.P.

                                      By:  Blackstone Management Associates
                                           (Cayman)IV L.P., its general partner

                                           By:  Blackstone LR Associates
                                                (Cayman) IV Ltd., its general
                                                partner

                                           By:   /s/ Robert L. Friedman
                                              ---------------------------------
                                              Name:  Robert L. Friedman
                                              Title: Director

                                      Blackstone Family Investment Partnership
                                        (Cayman) IV-A L.P.

                                      By:  Blackstone Management Associates
                                           (Cayman)IV L.P., its general
                                           partner

                                      By:  Blackstone LR Associates
                                           (Cayman) IV Ltd., its general
                                           partner

                                           By:     /s/ Robert L. Friedman
                                              ---------------------------------
                                                Name:  Robert L. Friedman
                                                Title: Director

                                      Blackstone Capital Partners (Cayman)
                                      IV-A L.P.

                                      By:  Blackstone Management Associates
                                           (Cayman) IV L.P., its general
                                           partner

                                      By:  Blackstone LR Associates
                                           (Cayman) IV Ltd., its general
                                           partner

                                           By:     /s/ Robert L. Friedman
                                              ---------------------------------
                                                Name:  Robert L. Friedman
                                                Title: Director

                                      Blackstone Chemical Coinvest Partners
                                      (Cayman) L.P.

                                      By:  Blackstone Management Associates
                                           (Cayman) IV L.P., its general
                                           partner

                                      By:  Blackstone LR Associates
                                           (Cayman) IV Ltd., its general
                                           partner

                                           By:     /s/ Robert L. Friedman
                                              ---------------------------------
                                                Name:  Robert L. Friedman
                                                Title: Director